Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 18th day of September, 2020 (this “Amendment”), is entered into among CRAWFORD & COMPANY, a Georgia corporation (“Crawford”), CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED, a limited company incorporated under the laws of England and Wales with registered number 02855446 (the “UK Borrower”), CRAWFORD & COMPANY (CANADA) INC., a corporation incorporated under the laws of Canada (the “Canadian Borrower”), CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD., a proprietary limited organized in Australia (ACN 002 317 133) (the “Australian Borrower” and, together with Crawford, the UK Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors under the hereinafter defined Credit Agreement, the Lenders under the hereinafter defined Credit Agreement party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

RECITALS

A.       Reference is made to the Amended and Restated Credit Agreement, dated as of October 11, 2017, between the Borrowers, the Lenders party thereto from time to time and the Administrative Agent (as amended by the Limited Consent and First Amendment to Amended and Restated Credit Agreement, dated as of June 15, 2018, and the Second Amendment to Amended and Restated Credit Agreement, dated as of October 30, 2019, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement as amended hereby.

B.       The Borrowers have requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement as set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AmendmentS

1.1              Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution.”

““Benchmark” means, initially, with respect to any given Currency, the applicable benchmark rate for LIBOR Loans denominated in such Currency; provided, however, that if a Benchmark Transition Event or an Early Opt-in Election, as applicable, has occurred with respect to such benchmark rate, then “Benchmark” with respect to such Currency shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to Section 2.16(g).”

““Benchmark Replacement” means, with respect to any then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body with respect to the Currency applicable to such Benchmark or (B) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to such Benchmark for syndicated credit facilities denominated in such Currency and (ii) the applicable Benchmark Replacement Adjustment for such Benchmark Replacement; provided, however, that, if any Benchmark Replacement as so determined would be less than zero, such Benchmark Replacement will be deemed to be zero for purposes of this Agreement.”

““Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities at such time denominated in the Currency applicable to such Benchmark.”

““Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).”

““Benchmark Replacement Date” means the earlier to occur of the following events with respect to any then-current Benchmark:

(i)       in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark permanently or indefinitely ceases to provide such Benchmark; or

(ii)       in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.”

““Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark with respect to any given Currency:

(i)       a public statement or publication of information by or on behalf of the administrator of such Benchmark announcing that such administrator has ceased or will cease to provide such Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(ii)       a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark or any other Relevant Governmental Body, which states that the administrator of such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(iii)      a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark announcing that such Benchmark is no longer representative.”

““Benchmark Transition Start Date” means (i) in the case of a Benchmark Transition Event, the earlier of (A) the applicable Benchmark Replacement Date and (B) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (ii) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrowers, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.”

““Benchmark Unavailability Period” means, with respect to any then-current Benchmark, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to such Benchmark and solely to the extent that such Benchmark has not been replaced with a Benchmark Replacement, the period (i) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder in accordance with Section 2.16(g) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder in accordance with Section 2.16(g).”

““Early Opt-In Election” means, with respect to any then-current Benchmark, the occurrence of:

(i)            (A) a determination by the Administrative Agent or (B) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrowers) that the Required Lenders have determined that syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.16(g) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace such Benchmark, and

(ii)           (A) the election by the Administrative Agent or (B) the election by the Required Lenders to declare that an Early Opt-in Election with respect to such Benchmark has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrowers and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.”

““Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.”

““Relevant Governmental Body” means with respect to any given Benchmark, (i) the central bank for the Currency applicable to such Benchmark or any central bank or other supervisor that is responsible for supervising either (A) such Benchmark or (B) the administrator of such Benchmark or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the Currency applicable to such Benchmark, (B) any central bank or other supervisor that is responsible for supervising either (x) such Benchmark or (y) the administrator of such Benchmark, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.”

““Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.”

““SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the SOFR Administrator on the Federal Reserve Bank of New York’s Website.”

““SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).”

““Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.”

““UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”

““UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.””

““Unadjusted Benchmark Replacement” means, with respect to a given Benchmark Replacement, such Benchmark Replacement excluding the Benchmark Replacement Adjustment for such Benchmark Replacement.”

1.2              Section 1.1 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety:

““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”

““Bail-In Legislation” means (i) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (ii) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

““Revaluation Date” means, with respect to (i) any Loan denominated in a Foreign Currency, each of the following: (A) the date of the Borrowing of such Loan, (B) each date of any continuation or conversion of such Loan, (C) the first Business Day of each calendar month and (D) such additional dates as the Administrative Agent or the Swingline Lender shall reasonably determine or the Required Lenders or the Borrowers shall reasonably require; or (ii) any Letter of Credit denominated in a Foreign Currency, each of the following: (A) each date of issuance, amendment and/or extension of such Letter of Credit, (B) each date of any payment by the applicable Issuing Bank under such Letter of Credit, (C) the Closing Date (in the case of any Existing Letter of Credit) and (D) such additional dates as the Administrative Agent or the applicable Issuing Bank shall reasonably determine or the Required Lenders or the Borrowers shall reasonably require.”

““Write-Down and Conversion Powers” means (i) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (ii) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers..”

1.3             The definition of “LIBOR Rate” in Section 1.1 of the Credit Agreement is hereby amended by:

(a)             Adding to the first sentence thereof, immediately after the word “means” and immediately prior to clause (i) of such definition, the words, “, subject to the implementation of a Benchmark Replacement in accordance with Section 2.16(g):”; and

(b)             Deleting the last sentence thereof (beginning with the words, “To the extent a comparable or successor rate is approved”) in its entirety.

1.4            Section 1.6 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“1.6 Interest Rates. Notwithstanding anything to the contrary herein, if any determination of any rate described in the definitions of “Federal Funds Effective Rate” or “LIBOR Rate” (including any Benchmark Replacement with respect thereto) would result in a rate less than zero, then such rate shall be deemed to be zero. Unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.16(g), in the event that a Benchmark Replacement with respect to the LIBOR Rate for a Currency is implemented then all references herein to the LIBOR Rate with respect to such Currency shall be deemed references to such Benchmark Replacement. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark Replacement) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.”

1.5             Section 2.16 of the Credit Agreement is hereby amended by adding the following Section 2.16(g) immediately after Section 2.16(f):

“(g)          Effect of Benchmark Transition Event.

(i)       Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, with respect to any applicable then-current Benchmark, the Administrative Agent and the Borrowers may amend this Agreement to replace such Benchmark with one or more Benchmark Replacements (it being understood that all amounts denominated in a given Currency for which a Benchmark is being replaced shall be subject to the same Benchmark Replacement). Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrowers so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Required Lenders; provided that the Required Lenders shall not be entitled to object to any such amendment to the extent that such amendment gives effect to a Benchmark Replacement applicable to obligations denominated in Dollars if such Benchmark Replacement is based on Term SOFR. Any such amendment with respect to an Early Opt-in Election will become effective on the date that the Required Lenders have delivered to the Administrative Agent written notice that the Required Lenders accept such amendment; provided that acceptance by the Required Lenders shall be deemed received to the extent that such amendment gives effect to a Benchmark Replacement applicable to obligations denominated in Dollars if such Benchmark Replacement is based on Term SOFR. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section will occur prior to the applicable Benchmark Transition Start Date.

(ii)        Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party hereto.

(iii)       Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (A) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (B) the implementation of any Benchmark Replacement, (C) the effectiveness of any Benchmark Replacement Conforming Changes and (D) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.16(b).

(iv)       Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrowers may revoke any request for a borrowing of, conversion to or continuation of Loans subject to such Benchmark Unavailability Period to be made, converted or continued during such Benchmark Unavailability Period and, failing that, (i) in the case of a request for borrowing of, conversion to or continuation of Loans denominated in Dollars, the Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (ii) in the case of a request for borrowing of, conversion to or continuation of Loans denominated in any Foreign Currency, such request shall be ineffective. During any Benchmark Unavailability Period with respect to any Benchmark, the component of Base Rate or any other Benchmark that is based upon the Benchmark that is the subject of such Benchmark Unavailability Period will not be used in any determination of Base Rate or such other Benchmark.”

1.6           Section 5.27 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“5.27       Affected Financial Institution. No Credit Party nor any Subsidiary thereof is an Affected Financial Institution.”

1.7           Section 8.5 of the Credit Agreement is hereby amended by (a) deleting the “and” at the end of clause (t) thereof, (b) replacing the “.” at the end of clause (u) thereof with “; and” and (c) adding the following clause to such Section immediately after clause (u) thereof:

“(v) other Investments in an aggregate outstanding amount not to exceed $5,000,000 at any time.”

1.8           Section 11.5 of the Credit Agreement is hereby amended by adding to the end thereof the following sentence:

“Notwithstanding anything to the contrary herein, the Administrative Agent (and, if applicable, the Borrowers) may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Credit Documents or to enter into additional Credit Documents in order to implement any Benchmark Replacement or any Benchmark Replacement Conforming Changes or otherwise effectuate the terms of Section 2.16(g) in accordance with the terms of Section 2.16(g).”

1.9           Section 11.22 of the Credit Agreement is hereby amended by amending and restating such Section in its entirety as follows:

“11.22     Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)           the effects of any Bail-in Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”

ARTICLE II

CONDITIONS OF EFFECTIVENESS

2.1              This Amendment shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a)               The Administrative Agent shall have received an executed counterpart hereof from each of the Credit Parties and the Lenders party hereto (which Lenders shall constitute the Required Lenders).

(b)               All reasonable expenses of the Administrative Agent and its Affiliates required under Section 11.1 of the Credit Agreement invoiced on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Amendment, the other Credit Documents and the transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Credit Party represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of such Credit Party contained in the Credit Agreement and in the other Credit Documents qualified as to materiality is true and correct and each not so qualified is true and correct in all material respects on and as of the date hereof, both immediately before and after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date); (ii) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of such Credit Party, enforceable against its in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law); and (iii) no Default or Event of Default shall have occurred and be continuing on the date hereof, both immediately before and immediately after giving effect to this Amendment.

ARTICLE IV

ACKNOWLEDGEMENT AND CONFIRMATION

Each Credit Party hereby confirms and agrees that, after giving effect to this Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect (other than as expressly amended hereby), and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Without limiting the foregoing, each Credit Party consents to the amendment of the Credit Agreement effected by Article I and confirms for the benefit of the Lenders and the Administrative Agent that (i) if applicable, its obligations (A) as a Subsidiary Guarantor under the applicable Guaranty and (B) under the Security Documents to which it is a party are not discharged or (except as set out in clause (ii) below) otherwise affected by those amendments or the other provisions of this Amendment and shall accordingly continue in full force and effect; and (ii) the Guaranty Obligations and Secured Liabilities (howsoever defined in each relevant Security Document) shall after the Effective Date extend to the obligations of each Credit Party (as applicable) under the Credit Agreement as amended hereby and under any other Credit Documents. This acknowledgement and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment, and each Credit Party acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE V

MISCELLANEOUS

5.1              Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

5.2              Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Credit Documents, including the Security Documents and the Guaranty, shall continue in full force and effect in accordance with the provisions thereof on the date hereof, and each Credit Party ratifies and reaffirms the grant of security interests and liens granted and ratifies and reaffirms the guarantee of obligations (including in relation to the Credit Agreement as amended hereby) by such Credit Party in favor of the Administrative Agent for the benefit of the Lenders. As used in the Credit Agreement or any other Credit Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement or such other Credit Document after giving effect to this Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any other Credit Documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement, the Credit Agreement or any other Credit Document except as expressly set forth herein. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

5.3              Expenses. Crawford agrees on demand to (i) pay the reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent and (ii) reimburse the Administrative Agent for all reasonable documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in each case, in connection with the preparation, negotiation, execution and delivery of this Amendment.

5.4              Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

5.5              Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

5.6              Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

5.7              Counterparts; Integration. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import in shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

CRAWFORD & COMPANY

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Vice President and Treasurer

CRAWFORD & COMPANY RISK SERVICES INVESTMENTS LIMITED

By:	/s/ S. Pearsall
Name:	S. Pearsall
Title:	Director

CRAWFORD & COMPANY (CANADA) INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

EXECUTED by CRAWFORD & COMPANY (AUSTRALIA) PTY. LTD. in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

By:	/s/ Joseph O. Blanco
Name:	Joseph O. Blanco
Title:	Director

By:	/s/ David Newell
Name:	David Newell
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT

CRAWFORD & COMPANY INTERNATIONAL, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

CRAWFORD & COMPANY EMEA / A-P HOLDINGS LIMITED

By:	/s/ Joseph O. Blanco
Name:	Joseph O. Blanco
Title:	Director

CRAWFORD & COMPANY ADJUSTERS LIMITED

By:	/s/ S. Pearsall
Name:	S. Pearsall
Title:	Director

CRAWFORD LEASING SERVICES, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

RISK SCIENCES GROUP, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

SIGNATURE PAGE TO
THIRD AMENDMENT

BROADSPIRE SERVICES, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

BROADSPIRE INSURANCE SERVICES, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

BROADSPIRE DISABILITY SERVICES, INC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

CRAWFORD INNOVATIVE VENTURES, LLC.

By:	/s/ Thomas Welch
Name:	Thomas J. Welch
Title:	Treasurer

SIGNATURE PAGE TO
THIRD AMENDMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, UK Security Trustee, Australian Security Trustee, an Issuing Bank and a Lender

By:	/s/ Lex Mayers
Name:	Lex Mayers
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

BANK OF AMERICA, N.A., as Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Ryan Maples
Name:	Ryan Maples
Title:	Sr. Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

CITIZENS BANK, N.A., as Documentation Agent and a Lender

By:	/s/ P. Jason Hembree
Name:	P. Jason Hembree
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By:	/s/ Jonathan James
Name:	Jonathan James
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

FIFTH THIRD BANK, operating through its Canadian Branch, as a Lender

By:	/s/ Steven Blazevic
Name:	Steven Blazevic
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

HSBC BANK USA, NA, as a Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Senior Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Kimberly A. Crotty
Name:	Kimberly A. Crotty
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jennifer Flann
Name:	Jennifer Flann
Title:	Director

SIGNATURE PAGE TO
THIRD AMENDMENT

TRUIST BANK, successor by merger to SunTrust Bank, as a Lender

By:	/s/ Jonathan Hart
Name:	Jonathan Hart
Title:	Vice President

SIGNATURE PAGE TO
THIRD AMENDMENT